UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant To Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 30, 2006

STIFEL FINANCIAL CORP.
(Exact name of registrant as specified in its charter)

Delaware (State of incorporation)	1-9305 (Commission File Number)	43-1273600 (IRS Employer Identification No.)

One Financial Plaza
501 North Broadway
St. Louis, Missouri 63102-2102
(Address of principal executive offices, including zip code)

Registrant's telephone number, including area code (314) 342-2000

___________________________N/A___________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

On October 30, 2006, Stifel Financial Corp. issued a press release announcing that Stifel and privately held Miller Johnson Steichen Kinnard, Inc. (MJSK) has entered into a letter of intent to acquire the private client business of MJSK. Stifel will acquire certain assets related to the private client business for cash.

The information in this Item 7.01 and the exhibit attached hereto will not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act"), or otherwise subject to the liabilities of such section, nor will such information or exhibit be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as may be expressly set forth by specific reference in such filing.

Certain statements in this Form 8-K are "forward-looking statements" within the meaning of U.S. federal securities laws. Stifel intends that these statements be covered by the safe harbors created under these laws. These forward-looking statements include, but are not limited to, statements about Stifel's expectation regarding the timing of the closing of the transaction. These forward-looking statements are subject to risks, uncertainties, and other factors that could cause actual results to differ materially from future results expressed or implied by the forward-looking statements. Important factors that could cause actual results to differ materially from the information set forth in these forward-looking statements include the satisfaction of the closing conditions for each of the transactions, including the satisfactory completion by Stifel of its due diligence investigation and the transactions contemplated by the Agreement, and other factors and events. Many of these factors and events are beyond Stifel's ability to control or predict. Given these uncertainties, readers are cautioned not to place undue reliance on the forward-looking statements, which only speak as of the date of this Form 8-K. Stifel does not undertake any obligation to release publicly any revisions to these forward-looking statements to reflect events or circumstances after the date of this Form 8-K or to reflect the occurrence of unanticipated events, except as may be required under applicable securities laws.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

Exhibit 99.1:  Press release issued on October 30, 2006.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STIFEL FINANCIAL CORP.
Date: October 30, 2006	By: /s/ Ronald J. Kruszewski
Name: Ronald J. Kruszewski Title: President and Chief Executive Officer

Exhibit Index

Exhibit No.	Description
99.1	Press release issued on October 30, 2006.